UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2011

Cliffs Natural Resources Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300, Cleveland, Ohio	44114-2315
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(216) 694-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2011, Cliffs Natural Resources Inc., an Ohio corporation (“Cliffs”), entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Consolidated Thompson Iron Mines Limited, a corporation existing under the laws of Canada (“Consolidated Thompson”). The Arrangement Agreement provides that, upon the terms and subject to the conditions set forth in the Arrangement Agreement, Cliffs will acquire all of the shares (each, a “Share”) of Consolidated Thompson (the “Transaction”), and Consolidated Thompson will become an indirect, wholly-owned subsidiary of Cliffs.

Under the terms of the Transaction, each Consolidated Thompson shareholder will receive C$17.25 per Share, all holders of “in-the-money” Consolidated Thompson stock options and warrants will receive a cash payment equal to the difference between C$17.25 and the exercise price of the stock option or warrant and all holders of performance share units, will receive C$17.25 per performance share unit, for a transaction valued at approximately C$4.9 billion dollars (including net debt). Cliffs has available liquidity and financing commitments for bridge financing sufficient to fund the Transaction.

The Arrangement Agreement provides for customary representations, warranties and covenants, including, among others, that each party will use commercially reasonable efforts to complete the Transaction. The Arrangement Agreement also contains customary non-solicitation covenants from Consolidated Thompson, match rights in favor of Cliffs in the event of a superior proposal and certain termination rights for either party. The completion of the Transaction is subject to the satisfaction or waiver of a number of customary conditions, including obtaining the approval of two-thirds of the votes cast by Consolidated Thompson’s shareholders at a special meeting, court approval of the plan of arrangement and the receipt of required regulatory approvals. An additional closing condition is that there is no material adverse change in Consolidated Thompson’s business, financial condition, property, assets or results of operations.

Concurrently with the execution of the Arrangement Agreement, Cliffs entered into a support agreement (the “Support Agreement”) with Wuhan Iron and Steel (Group) Corporation (“WISCO”). WISCO is the owner of approximately 19% of the outstanding Shares. The Support Agreement provides for customary representations, warranties and covenants, including that WISCO will vote all of its Shares in favor of the Transaction. The Support Agreement terminates if, among other things, the Arrangement Agreement is terminated in accordance with its terms or upon completion of the Transaction. In addition, Consolidated Thompson’s directors and certain officers and others also entered into similar support agreements.

The foregoing descriptions of the Arrangement Agreement and the Support Agreement contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Arrangement Agreement and the Support Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 10.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Arrangement Agreement, dated January 11, 2011, by and between Cliffs Natural Resources Inc. and Consolidated Thompson Iron Mines Limited.
10.1	Support Agreement, dated January 11, 2011, by and between Cliffs Natural Resources Inc. and Wuhan Iron and Steel (Group) Corporation.

Forward-Looking Statements

This report contains certain “forward-looking” statements within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the arrangement agreement, the closing of the proposed acquisition and receipt of necessary approvals and Cliffs’ financing plans. Any statements that are not statements of historical fact (including statements containing the words “believes,” “intends”, “plans,” “anticipates,” “expects,” “will,” “estimates” or similar expressions) should be considered to be forward-looking statements. Such forward-looking statements are based on current expectations and assumptions, including, the proposed acquisition being consummated on the proposed terms without undue delay and that there be no material adverse changes in the business, financial condition or results of operations of Consolidated Thompson, and that all necessary or desirable regulatory or other third-party approvals and consents are obtained on terms satisfactory to Cliffs.

Such forward-looking statements are also subject to risks and uncertainties, which could cause actual results to differ materially from such statements as a result of various factors, some of which are unknown, including without limitation: the time required to consummate the proposed acquisition; the satisfaction or waiver of conditions in the arrangement agreement; material adverse changes in the affairs of Consolidated Thompson; any actions or omissions by Consolidated Thompson or its Board of Directors; trends affecting Cliffs’ financial condition, results of operations or future prospects; the outcome of any contractual disputes with customers; the ability of customers to meet their obligations on a timely basis or at all; Cliffs’ actual economic iron ore reserves; any necessary actions to obtain required shareholder, regulatory, court or other third-party approvals and consents; changes in market conditions; changes in project parameters; and other risks of the mining industry; the ability to maintain adequate liquidity and successfully implement Cliffs’ financing plans; as well as those risk factors set forth in Cliffs’ Annual Report and Reports on Form 10-K, Form 10-Q and previous documents filed with the Securities and Exchange Commission, which are publicly available on Cliffs’ website. The forward-looking statements contained in this report are made as of the date of this report and, accordingly, are subject to change after such date. Except as may be required by applicable securities laws, Cliffs does not undertake any obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

Disclaimer

This report is not a solicitation of any vote attached to shares of Consolidated Thompson or a proxy of any Consolidated Thompsons shareholder in favor of the Transaction. Any such solicitation will be made following the filing of a proxy circular and related documents by Consolidated Thompson with the Canadian securities regulatory authorities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

Date: January 18, 2011	By:	/s/ P. KELLY TOMPKINS
		Name:	P. Kelly Tompkins
		Title:	Executive Vice President, Legal, Government Affairs and Sustainability, and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Arrangement Agreement, dated January 11, 2011, by and between Cliffs Natural Resources Inc. and Consolidated Thompson Iron Mines Limited.
10.1	Support Agreement, dated January 11, 2011, by and between Cliffs Natural Resources Inc. and Wuhan Iron and Steel (Group) Corporation.